UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 4, 2007
(Date of earliest event reported) June 20, 2007

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Fifth Avenue, 32nd Floor, New York, New York 10017
(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (212) 697-9660

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously reported on Forms 8-K dated June 22, 2007 and July 6, 2007, respectively (the “Prior 8-K’s”), on June 20, 2007 and June 30, 2007, Warren Resources, Inc. (the “Company”), pursuant to seven separate Asset Purchase and Sale Agreements (the “Asset Purchase Agreements”), completed the acquisition of substantially all of the oil and gas properties (the “Properties”) from seven limited partnerships (collectively, the “Sellers”) in which Warren served as the Managing General Partner. Under the Asset Purchase Agreements, the Properties were acquired effective as of April 1, 2007.

In the Prior 8-K’s, the Company stated that any financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed at a later date. This Amendment No.1 to the Company’s Current Reports on Form 8-K filed on June 22, 2007 and July 6, 2007 contains the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited Statements of Combined Revenues and Direct Operating Expenses for the Properties for each of the two years in the period ended December 31, 2006, and the notes thereto, are filed as Exhibit 99.1 to this Report on Form 8-K/A.

The unaudited Statements of Combined Revenues and Direct Operating Expenses for the Properties for the three months ended March 31, 2007 and March 31, 2006, and the notes thereto, are also filed as part of Exhibit 99.1 to this Report on Form 8-K/A.

(b)   Pro Forma Financial Information.

The Unaudited Pro Forma Combined Statements of Operations of Warren Resources, Inc. for the year ended December 31, 2006 and the six months ended June 30, 2007, and the notes thereto giving effect to the acquisition of the Properties, are filed as Exhibit 99.2 attached to this Report on Form 8-K/A.

(d)    Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of Grant Thornton LLP

23.2	Consent of Williamson Petroleum Consultants, Inc.

99.1

Audited Statements of Combined Revenues and Direct Operating Expenses for the Properties for each of the two years in the period ended December 31, 2006, and the notes thereto, and Unaudited Statements of Combined Revenues and Direct Operating Expenses for the Properties for the three months ended March 31, 2007 and March 31, 2006, and the notes thereto.

99.2	Unaudited Pro Forma Combined Statements of Operations of Warren for the year ended December 31, 2006 and the six months ended June 30, 2007.

Resources, Inc. for the year ended December 31, 2006 and the six months ended June 30, 2007 and the notes thereto, giving effect to the acquisition of the Properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 4, 2007

WARREN RESOURCES, INC.
(Registrant)

By:	Norman F. Swanton

Norman F. Swanton
Chairman & CEO